UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 3, 2015

Date of Report

(Date of earliest event reported)

Corporate Resource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36060	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices and zip code)

                          (646) 443-2380

(Registrant’s telephone number, including area code)

                                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review.

On January 27, 2015, Corporate Resource Services, Inc. (the “Company”) learned that TS Employment, Inc. (“TSE”), a company that provides PEO services to the Company, and in that role processes all payroll and revenue billing for the Company, has a material unpaid federal payroll tax liability. TSE is owned by Mr. Robert Cassera, the principal shareholder of the Company, On January 28, 2015, Wells Fargo informed the Company that, based on concerns regarding this material payroll tax liability and its potential adverse effects on TSE and the Company as well as the Company’s previously reported failures to comply with the Amendment, Wells would need to reconsider funding the Company’s operations

On February 2, 2015, TSE filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York and an independent reorganization officer was appointed for TSE. The Company continues to work with TSE, and TSE is expected to continue to perform services for the Company in the ordinary course of business during its bankruptcy proceeding.

Management of the Company alerted Crowe Horwath LLP (“Crowe Horwath”), the independent auditor of the Company, of the aforementioned events. Management believes that the financial statements for the year ended January 3, 2014 and the quarters ended April 4, 2014, July 4, 2014 and October 3, 2014 can no longer be relied on. On February 3, 2015, after discussions with management and members of the Audit Committee of the Company, Crowe Horwath delivered a letter stating that disclosure should be made or action taken to prevent future reliance on their audit report dated June 30, 2014 related to the Company’s January 3, 2014 financial statements filed on Form 10-K, and their completed interim reviews on the April 4, 2014, July 4, 2014, and October 3, 2014 financial statements filed in their respective Form 10-Qs, due to the impact of material uncertainties related to payroll tax matters on those previously issued financial statements.

The Company provided Crowe Horwath with a copy of the disclosure set forth in this Item 4.02 and has requested that Crowe Horwath furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules.

Crowe Horwath’s letter has not been received to date and will be filed in an amendment to this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2015	Corporate Resource Services, Inc.

	By	/s/ John P. Messina, Sr.
Name: John P. Messina, Sr.
Title: Chief Executive Officer